UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2025

Motorsport Games Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39868	86-1791356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On February 20, 2025, Motorsport Games Inc., a Delaware corporation (the “Company”), entered into a Settlement Agreement (the “Agreement”) with Technology In Business B.V. and Luminis International B.V. (“Luminis”). The Agreement resolved any and all disputes between the Company and Luminis with respect to the Company’s acquisition of 100% of the share capital of Studio397 B.V. (“Studio397”) from Luminis in April 2021 (the “Studio397 Purchase Agreement”). The purchase price for Studio397 originally consisted of a cash payment at closing and payments due at a later date (the “Deferred Payments”). As security for payment of the amounts owed, the Company pledged stock of Studio397, the voting rights of which Luminis could request to be transferred to it thirty days after such nonpayment.

Pursuant to the Agreement, subject to the satisfaction of the conditions to the effectiveness of the Agreement (as described below), the Company and Luminis agreed that the Company will pay to Luminis in full satisfaction of all amounts due, including the Deferred Payments, the sum of $750,000 (the “Settlement Payment”), payable to Luminis in five (5) equal installment payments of $150,000, commencing on March 5, 2025 and thereafter continuing on April 2, 2025, May 5, 2025, June 4, 2025 and July 3, 2025. Upon receipt of the entire Settlement Payment by Luminis, all amounts owed by the Company under the Studio397 Purchase Agreement, including the Deferred Payments, shall be deemed to have been paid and settled in full and Luminis shall release its security interest in the pledged stock of Studio397. If the Company fails to make any Settlement Payment when due and the breach is not cured within five (5) days of receipt of written notice thereof, the Agreement may be terminated by Luminis.

The above description of the Agreement is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein. A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Settlement Agreement, dated as of February 20, 2025, between the Company and Technology In Business B.V. and Luminis International B.V.
104	Cover Page Interactive Data File (embedded within the XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: February 26, 2025	By:	/s/ Stephen Hood
Stephen Hood
Chief Executive Officer and President

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